                                                                EXHIBIT 10.21(b)

                             FIRST AMENDMENT TO THE
                   HCA SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         This is the First Amendment to the HCA Supplemental Executive Retirement Plan, as effective July 1, 2001 (the "Plan"). Under Section 8.1 of the Plan, the Board of Directors of HCA Inc. has the right to amend the Plan in the following particulars. Accordingly, the Board of Directors hereby amends the Plan in the following particulars effective as of October 1, 2003.

                                       1.

         The following sentence is added to Section 3.1, relating to Benefit Amount, to follow the last sentence thereof:

         Unless the Participant voluntarily pays his share of the FICA tax due and payable with respect to his Benefit, the Participant's Benefit shall be reduced utilizing Actuarial Factors (unless a lump-sum is paid, in which case the lump-sum will be directly offset) by the FICA tax payment made by the Employer on the Participant's behalf.

                                       2.

         In order to change the death benefit provisions with respect to individuals who die prior to retirement, Section 5.1 of the Plan is amended to read as follows:

         5.1 DEATH. In the event of the death of a married Participant prior to Retirement, but after attainment of age 55, an annuity shall be supplied for the benefit of the Participant's surviving spouse with payments beginning as soon a administratively feasible following death which shall provide the surviving spouse with payments for life equal to the 100% survivor portion of a joint and 100% survivor annuity which could have been provided (assuming eligibility conditions met) for the Participant and spouse with the Participant's Benefit as determined on the day immediately preceding the date of the Participant's death. The Early Retirement factors supplied in Section 3.1(b)(1) shall be utilized to calculate the Benefit that would exist if a single life annuity was payable. (Such Benefit amount shall then be utilized to calculate the actual survivor annuity Benefit.) In the event of death of a married Participant prior to age 55, an annuity shall be supplied for the Participant's surviving spouse with payments beginning as soon as administratively feasible following death which shall supply the surviving spouse with payments for life equal to the 100% survivor portion of a joint and 100% survivor annuity which could have been provided (assuming eligibility conditions were met) for the Participant and spouse with the Participant's Benefit as determined on the day immediately preceding the date of the Participant's death. The Early

         Retirement factors supplied in Section 3.1(b)(1) shall be utilized to calculate the Benefit at age 55, and such age 55 Benefit shall then be reduced by Actuarial Factors to the date of death, to calculate the Benefit that would exist if a single life annuity was payable. (Such Benefit amount shall then be utilized to calculate the actual survivor annuity Benefit.) Should a married Participant die after Retirement, but before his Benefit payments begin and before a benefits election form has been received by the Committee, then an annuity shall be supplied for the benefit of the Participant's surviving spouse with payments beginning as soon as administratively feasible following death which shall supply the surviving spouse with payments for life equal to the survivor portion of a joint and 100% survivor annuity which could have been provided for the Participant and spouse with the Participant's Benefit as determined on the day immediately preceding the date of the Participant's death. Notwithstanding the preceding provisions of this Section 5.1, at its discretion, the Committee may pay any surviving spouse's foregoing Benefits or the remainder thereof in the form of a lump-sum distribution in cash. In such a case, the Actuarial Factors shall be utilized to calculate the lump-sum amount. No death benefits shall exist whatsoever for a single Participant.

                                       3.

All provisions of the Plan not inconsistent herewith are hereby ratified and confirmed.

EFFECTIVE DATE OF SCHEDULE:  NOVEMBER 1, 2003                                          SCHEDULE A
--------------------------------------------------------------------------------------------------------------------

                                           ACCRUAL RATE    EMPLOYEE HOLDING TITLE
           POSITION                         PERCENTAGE             IN 2003            INITIAL PARTICIPATION DATE
---------------------------------------------------------------------------------------------------------------------
       CEO                                     2.4         Jack O. Bovender, Jr.                 07/01/01
---------------------------------------------------------------------------------------------------------------------
       President & COO                         2.4         Richard M. Bracken                    07/01/01
---------------------------------------------------------------------------------------------------------------------
       Eastern Group President                 2.4         Jay Grinney                           07/01/01
---------------------------------------------------------------------------------------------------------------------
       Eastern Group CFO                       2.2         Bill B. Rutherford                    07/01/01
---------------------------------------------------------------------------------------------------------------------
       Western Group President                 2.4         Samuel N. Hazen                       07/01/01
---------------------------------------------------------------------------------------------------------------------
WESTERN GROUP CFO                              2.2         Richard J. Shallcross                 07/01/01
---------------------------------------------------------------------------------------------------------------------
       President - Financial                   2.2         Beverly B. Wallace                    07/01/01
           Services Group
---------------------------------------------------------------------------------------------------------------------
       President - Ambulatory                  2.2         Greg Roth                             07/01/01
           Surgery Division
---------------------------------------------------------------------------------------------------------------------
CFO AMBULATORY SURGERY DIVISION                2.2         Don Liedtke                           07/01/01
---------------------------------------------------------------------------------------------------------------------
       SVP & General Counsel                   2.2         Robert A. Waterman                    07/01/01
---------------------------------------------------------------------------------------------------------------------
       SVP & CIO                               2.2         Noel B. Williams                      07/01/01
---------------------------------------------------------------------------------------------------------------------
       SVP & Controller                        2.2         R. Milton Johnson                     07/01/01
---------------------------------------------------------------------------------------------------------------------
       SVP Finance & Treasurer                 2.2         David G. Anderson                     07/01/01
---------------------------------------------------------------------------------------------------------------------
       SVP, Development                        2.2         V. Carl George                        07/01/01
---------------------------------------------------------------------------------------------------------------------
       SVP, Ethics, Compliance & Corp.         2.2         Alan P. Yuspeh                        07/01/01
           Responsibility
---------------------------------------------------------------------------------------------------------------------
       SVP, Government Programs                2.2         Patricia T. Lindler                   07/01/01
---------------------------------------------------------------------------------------------------------------------
       SVP, Human Resources                    2.2         John M. Steele                        11/01/03
---------------------------------------------------------------------------------------------------------------------
       SVP, Internal Audit &                   2.2         Joseph N. Steakley                    07/01/01
           Consulting Services
---------------------------------------------------------------------------------------------------------------------
       SVP, Investor Relations &               2.2         Victor L. Campbell                    07/01/01
           Public Relations
---------------------------------------------------------------------------------------------------------------------
       SVP, Operations Administration          2.2         A. Bruce Moore, Jr.                   07/01/01
---------------------------------------------------------------------------------------------------------------------
       SVP, Operations Finance                 2.2         Rosalyn S. Elton                      07/01/01
---------------------------------------------------------------------------------------------------------------------
       SVP, Contracts &                        2.2         James A. Fitzgerald                   07/01/01
           Operations Support
---------------------------------------------------------------------------------------------------------------------
       Medical Director & SVP Quality          2.2         Frank M. Houser                       07/01/01
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
DIVISION PRESIDENT - FINANCIAL SERVICES        2.2         Eric Ward                             04/01/03
---------------------------------------------------------------------------------------------------------------------
       Division President -                    2.2         Jeffrey A. Dorsey                     07/01/01
           Continental Division
---------------------------------------------------------------------------------------------------------------------
DIVISION CFO - CONTINENTAL                     2.2         Gregory J. D'Argonne                  07/01/01
---------------------------------------------------------------------------------------------------------------------
       Division President - Southeast          2.2         Charles R. Evans                      07/01/01
---------------------------------------------------------------------------------------------------------------------
DIVISION CFO - SOUTHEAST                       2.2         Jeffrey T. Crudele                    07/01/01
---------------------------------------------------------------------------------------------------------------------
       Division President - East               2.2         Stephen L. Royal                      04/01/03
           Florida
---------------------------------------------------------------------------------------------------------------------
DIVISION CFO - EAST FLORIDA                    2.2         James M. Petkas                       07/01/01
---------------------------------------------------------------------------------------------------------------------
       Division President -                    2.2         John Kausch                           07/01/01
           International Operations
---------------------------------------------------------------------------------------------------------------------
DIVISION CFO - INTERNATIONAL OPERATIONS        2.2         Michael Neeb                          07/01/01
---------------------------------------------------------------------------------------------------------------------
       Division President - Delta              2.2         Maurice L. Lagarde                    07/01/01
---------------------------------------------------------------------------------------------------------------------
DIVISION CFO - DELTA                           2.2         Michael A. Reese                      07/01/01
---------------------------------------------------------------------------------------------------------------------
       Division President - Far West           2.2         Thomas J. May                         07/01/01
---------------------------------------------------------------------------------------------------------------------
DIVISION CFO - FAR WEST                        2.2         Donald W. Stinnett                    07/01/01
---------------------------------------------------------------------------------------------------------------------
       Division President - West               2.2         J. Daniel Miller                      07/01/01
           Florida
---------------------------------------------------------------------------------------------------------------------
DIVISION CFO - WEST FLORIDA                    2.2         R. Samuel Hankins                     07/01/01
---------------------------------------------------------------------------------------------------------------------
       Division President - North Texas        2.2         William D. Poteet, III                07/01/01
---------------------------------------------------------------------------------------------------------------------
DIVISION CFO - NORTH TEXAS                     2.2         Thomas O. Corley                      07/01/01
---------------------------------------------------------------------------------------------------------------------
       Division President - Mid America        2.2         William P. Rutledge                   07/01/01
---------------------------------------------------------------------------------------------------------------------
DIVISION CFO - MID AMERICA                     2.2         Russell K. Harms                      07/01/01
---------------------------------------------------------------------------------------------------------------------
DIVISION PRESIDENT - NORTH FLORIDA             2.2         Charles J. Hall                       07/01/01
---------------------------------------------------------------------------------------------------------------------
DIVISION CFO - NORTH FLORIDA                   2.2         Kim M. Lelli                          07/01/01
---------------------------------------------------------------------------------------------------------------------
       Division President - Gulf Coast         2.2         Michael D. Snow                       07/01/01
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
DIVISION CFO - GULF COAST                      2.2         Jeffry R. Anthony                     07/01/01
---------------------------------------------------------------------------------------------------------------------
       Division President -Central             2.2         Marilyn B. Tavenner                   07/01/01
           Atlantic
---------------------------------------------------------------------------------------------------------------------
DIVISION CFO - CENTRAL ATLANTIC                2.2         V. Lynn Strader                       07/01/01
---------------------------------------------------------------------------------------------------------------------
DIVISION PRESIDENT - MIDWEST                   2.2         Bryan Rogers                          04/01/03
---------------------------------------------------------------------------------------------------------------------
DIVISION CFO - MIDWEST                         2.2         Clifton Mills                         04/01/03
---------------------------------------------------------------------------------------------------------------------
INACTIVE PARTICIPANTS
---------------------------------------------------------------------------------------------------------------------
       Division President - North              2.2         James W. Slack, Jr.                   07/01/01
           Florida                                         (retired 5/31/03)
---------------------------------------------------------------------------------------------------------------------
       SVP, Human Resources                    2.2         Philip R. Patton                      07/01/01
                                                           (deceased 10/23/03)
                                                           Susan Patton (Spouse)                 11/1/03
---------------------------------------------------------------------------------------------------------------------